UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 27, 2023

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

“Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, Kazakhstan
(Address of principal executive offices)

050040
(Zip code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As described in the Current Report on Form 8-K of Freedom Holding Corp. (the “Company”) originally filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2023 (the “Original Form 8-K), the sale of 100% of the share capital of the Company’s Russian subsidiary, Investment Company Freedom Finance LLC (“Freedom RU”), together with Freedom RU’s subsidiary, FFIN Bank LLC (the “Disposal Group”), was completed on February 27, 2023. On April 26, 2023, the Company filed a Form 10-K/A (the “Form 10-K/A”) to correct certain errors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2022, as originally filed on May 21, 2022. The Form 10-K/A presents the Disposal Group as discontinued operations. This Amendment No. 1 on Form 8-K/A (this "Form 8-K/A") amends and restates in its entirety Item 9.01(b) of the Original Form 8-K to include the pro forma financial information of the Company required by Item 9.01(b) showing the effects of the disposition as if it had occurred on April 1, 2019. The remainder of the Original Form 8-K is not hereby amended. The pro forma financial information is being furnished solely to comply with the requirements of the Original Form 8-K, and it is consistent with the audited financial statements included in the Form 10-K/A.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The following unaudited pro forma financial statements comprising the Unaudited Consolidated Statement of Operations and Other Comprehensive Income of the Company for the fiscal years ended March 31, 2022, 2021 and 2020, and the related notes thereto, were derived from the Company’s historical consolidated financial statements. These pro forma financial statements may not necessarily reflect what the Company’s results of operations would have been had the disposition occurred during the periods presented in the pro forma financial statements or what the Company’s results of operations will be in the future.

In accordance with Article 11 of Regulation S-X under the Securities Act of 1933, a pro forma balance sheet has not been filed because the disposition is already reflected in the historical balance sheet of the Company as at December 31, 2022 that has been filed with the SEC, and a pro forma statement of comprehensive income for the nine months ended December 31, 2022 has not been filed because the historical statement of comprehensive income for such period that has been filed with the SEC reflects the transaction for the entire period.

The pro forma financial information included below was extracted without material modifications from the tables included in Note 3 to the consolidated financial statements included in the Form 10-K/A. The pro forma financial information should be read in conjunction with the audited financial statements included in the Form 10-K/A.

	Year ended March 31, 2022
	Historical	Disposition of Freedom RU and Freedom Bank RU	Pro Forma
Revenue:
Fee and commission income	$417,774	$(82,330)	$335,444
Net gain on trading securities	77,671	78,674	156,345
Interest income	105,965	(15,812)	90,153
Net loss on foreign exchange operations	(37,693)	39,672	1,979
Net gain on derivative	946	—	946
TOTAL REVENUE, NET	564,663	20,204	584,867

Expense:
Fee and commission expense	81,231	(7,988)	73,243
Interest expense	75,899	(10,450)	65,449
Operating expense	161,593	(73,029)	88,564
Provision for impairment losses	2,985	(779)	2,206
Other expense, net	6,061	(4,749)	1,312
TOTAL EXPENSE	327,769	(96,995)	230,774

INCOME BEFORE INCOME TAX	236,894	117,199	354,093

Income tax expense	(25,525)	(13,004)	(38,529)

NET INCOME FROM CONTINUING OPERATIONS	211,369	104,195	315,564

Less: Net loss from continuing operations attributable to non-controlling interest in subsidiary	(6,566)	—	(6,566)

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$217,935	$104,195	$322,130

EARNINGS FROM CONTINUING OPERATIONS PER COMMON SHARE (In U.S. dollars):
Earnings from continuing operations per common share - basic	3.67	1.75	5.43
Earnings from continuing operations per common share - diluted	3.67	1.75	5.43
Weighted average number of shares (basic and diluted)	59,378,207	—	59,378,207

	Year ended March 31, 2021
	Historical	Disposition of Freedom RU and Freedom Bank RU	Pro Forma
Revenue:
Fee and commission income	$268,776	$(52,780)	$215,996
Net gain on trading securities	46,186	(20,275)	25,911
Interest income	34,036	(11,221)	22,815
Net gain on foreign exchange operations	3,428	(2,285)	1,143
Net gain on derivative	125	(39)	86
TOTAL REVENUE, NET	352,551	(86,600)	265,951

Expense:
Fee and commission expense	73,100	(7,122)	65,978
Interest expense	27,366	(8,760)	18,606
Operating expense	77,434	(41,981)	35,453
Provision for impairment losses	1,561	(44)	1,517
Other expense/(income), net	68	(174)	(106)
TOTAL EXPENSE	179,529	(58,081)	121,448

INCOME BEFORE INCOME TAX	173,022	(28,519)	144,503

Income tax expense	(30,098)	6,736	(23,362)

NET INCOME FROM CONTINUING OPERATIONS	142,924	(21,783)	121,141

Less: Net income from continuing operations attributable to non-controlling interest in subsidiary	631	—	631

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$142,293	$(21,783)	$120,510

EARNINGS FROM CONTINUING OPERATIONS PER COMMON SHARE (In U.S. dollars):
Earnings from continuing operations per common share - basic	2.44	(0.37)	2.06
Earnings from continuing operations per common share - diluted	2.43	(0.37)	2.06
Weighted average number of shares (basic)	58,388,445	—	58,388,445
Weighted average number of shares (diluted)	58,442,921	—	58,442,921

	Year ended March 31, 2020
	Historical	Disposition of Freedom RU and Freedom Bank RU	Pro Forma
Revenue:
Fee and commission income	$87,473	$(26,281)	$61,192
Net gain on trading securities	14,923	(6,591)	8,332
Interest income	17,329	(3,748)	13,581
Net gain/(loss) on foreign exchange operations	2,315	(2,027)	288
Net loss on derivative	(138)	138	—
TOTAL REVENUE, NET	121,902	(38,509)	83,393

Expense:
Fee and commission expense	21,936	(2,521)	19,415
Interest expense	12,399	(2,199)	10,200
Operating expense	59,990	(34,312)	25,678
Provision for impairment recoveries	(1,164)	(90)	(1,254)
Other expense, net	609	(346)	263
TOTAL EXPENSE	93,770	(39,468)	54,302

INCOME BEFORE INCOME TAX	28,132	959	29,091

Income tax expense	(6,002)	1,069	(4,933)

NET INCOME FROM CONTINUING OPERATIONS	22,130	2,028	24,158

Less: Net loss from continuing operations attributable to non-controlling interest in subsidiary	(2,707)	—	(2,707)

NET INCOME FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$24,837	$2,028	$26,865

EARNINGS FROM CONTINUING OPERATIONS PER COMMON SHARE (In U.S. dollars):
Earnings from continuing operations per common share - basic	0.43	0.03	0.46
Earnings from continuing operations per common share - diluted	0.43	0.03	0.46
Weighted average number of shares (basic)	58,163,691	—	58,163,691
Weighted average number of shares (diluted)	58,251,588	—	58,251,588

(d)    Exhibits

Exhibit No.	Description
99.1	News release dated February 27, 2023 (as amended)*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed with the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: May 24, 2023	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer